SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 30, 2003
                                                  ------------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 10
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             (Exact name of registrant as specified in its charter)


      California                     333-67682                33-0974362
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 10 ("Series 10") has acquired an interest in Catoosa Senior Village, L.P., a Georgia limited partnership, and Melodie Meadows Associates, Ltd., an Alabama limited partnership. Catoosa owns the Catoosa Senior Village Apartments in Calhoun, Georgia, and Melodie owns the Melodie Meadow Apartments in Glencoe, Alabama.

         The following tables contain information concerning the local limited partnerships and the properties identified herein:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
CATOOSA       Catoosa       Calhoun      May 2003     $4,912,000   28 1BR Units  $271-$325   $2,382,000   $2,663,160
              Senior        (Gordon                                32 2BR Units  $325-$345   GHFA (3)     (4)
              Village       County),
              Apartments    Georgia

              4 buildings
              (2)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
MELODIE       Melodie       Glencoe      April 2003   $2,993,490   6 1BR Units   $225        $75,000      $2,230,330
              Meadows       (Etowah                                34 2BR Units  $250        RB (5)
              Apartments    County),
                            Alabama                                                          $1,101,260
              11 buildings                                                                   AHFA (6)
              (2)
                                                                                             $50,000
                                                                                             NEACAA (7)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 10 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 10 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

2.   Senior property.

3. Georgia Housing and Finance Authority will provide the mortgage loan for a term of 20 years at an annual interest rate of 1% per annum. Principal and interest will be payable monthly based on a fixed schedule. Outstanding principal and interest will be due and payable upon maturity of the loan.

4. Catoosa also will generate Georgia state tax credits in an anticipated aggregate amount equal to the anticipated Federal tax credits. Another partnership affiliated with WNC & Associates, Inc. will be a limited partner of the local limited partnership and will be allocted the Georgia state tax credits, as well as a nominal interest in the Federal tax items.

5 Regions Bank will provide the first mortgage loan for a term of 20 years at an annual interest rate of 9% per annum. Principal and interest will be payable monthly based on a 20-year amortization schedule.

6. Alabama Housing Finance Authority, using HOME funds, will provide the second mortgage for a term of 20 years at an annual interest rate of 0.5% per annum. Principal and interest will be payable monthly based on a 20-year amortization schedule.

7. North East Alabama Community Action Agency will provide the third mortgage for a term of 20 years at an annual interest rate of 4.5% per annum. Principal and interest will be payable monthly based on a 20-year amortization schedule.

Calhoun (Catoosa): Calhoun is in Gordon County, Georgia on Interstate Highway 75, approximately 70 miles northwest of Atlanta. The population of the market area is approximately 44,000. The major employers for Calhoun residents are Mohawk Industries (manufacturing), Dixie Yarn Group (manufacturing/fabric) and Gordon County Schools.

Glencoe (Melodie): Glencoe is in Etowah County, Alabama on U.S. Highway 431, approximately 62 miles northeast of Birmingham. The population of the market area for seniors age 55 and over is approximately 12,500. The major employers for Glencoe residents are Goodyear Tire, Tyson Foods and the local school system.
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

-----------------------------------------------------------------------------------------------------------------
                                            LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                       GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL       PROPERTY      PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 9's CAPITAL
PARTNERSHIP     PARTNER       MANAGER (1)   FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
CATOOSA         BC Holdings,  GEM           $574,000       Series 9:       99.97/.01/.01/.01   $1,996,970 (6)
                LLC           Management,                  $1,000          30/70
                              Inc.                         adjusted by
                                                           the CPI
                Tift County
                Residential                                LGP: $1,000
                Housing
                Corporation                                The balance:
                                                           25% to Series
                                                           10 and 75% to
                                                           the LGP

--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
MELODIE         Eagle Creek   Barron Land   $390,000       Series 10:      99.98/.01/.01        $1,638,965
                Partners,     Company, Inc.                $1,500          29.99/.01/70
                Inc.
                                                           LGP: 70% of
                Lowell R.                                  the total
                Barron II
                                                           The balance:
                                                           29.99% to
                                                           Series 10,
                                                           0.01% to the
                                                           special limited
                                                           partner, and
                                                           70% to the LGP
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------

1. The local limited partnership will employ either its local general partners or an affiliate of its local general partners, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. The local limited partnership will pay its local general partners or an affiliate of its local general partners fees for various services, including organization, development, land acquisition, syndication, investment management and the like.

3. Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 10 and the local general partners for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee and any deferred amount thereof.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (A) in the case of Catoosa (i) Series 10, (ii) an affiliate of WNC & Associates, Inc. which will be investing in the Georgia state tax credits, (iii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, and (iv) the local general partner; and (B) in the case of Melodie, (i) Series 10, (ii) WNC Housing, L.P., and (iii) the local general partners.

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 10, and (ii) the local general partners. Net cash proceeds from sale or refinancing of the apartment complex is equal to the sale proceeds less payment of the mortgage loan and other local limited partnership obligations.

6. An additional capital contribution will be made by the WNC partnership to which the Georgia state tax credits will be allocated. A portion of the local general partner's fees will be paid from that capital contribution.


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

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information (1)

         c.      Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of Catoosa Senior Village, L.P. (2)

         10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of Catoosa Senior Village, L.P. (2)

         10.3 Second Amendment to the Amended and Restated Agreement of Limited Partnership of Catoosa Senior Village, L.P. (2)

         10.4 Amended and Restated Agreement of Limited Partnership of Melodie Meadow Associates, Ltd. (2)

         10.5 First Amendment to the Amended and Restated Agreement of Limited Partnership of Melodie Meadow Associates, Ltd. (2)
         -----------------
         (1) To be filed upon availability by amendment hereto or to be included in the next quarterly report on Form 10-Q.

         (2) To be filed upon availability by amendment hereto.






















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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 10

Date: July 15, 2003              By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ THOMAS J. RIHA
                                               -------------------
                                               Thomas J. Riha,
                                               Vice President - Chief Financial
                                               Officer






















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